AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

         Pursuant to the Participation Agreement, made and entered into as of the 18th day of January, 2001, by and among Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company, the parties hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 2005.

                         COLUMBUS LIFE INSURANCE COMPANY

                              By:
                                 -----------------------------------------------
                                       Mark A. Wilkerson
                                       Senior Vice President


                              VARIABLE INSURANCE PRODUCTS FUND,
                              VARIABLE INSURANCE PRODUCTS FUND II, AND
                              VARIABLE INSURANCE PRODUCTS FUND III

                              By:
                                 -----------------------------------------------
                              Name:
                              Their:


                              FIDELITY DISTRIBUTORS CORPORATION

                              By:
                                 -----------------------------------------------
                              Name:
                              Its:

                                                               As of May 1, 2005

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account and                    Policy Form Numbers of Contracts
Date Established by Board of Directors          Funded by Separate Account

Columbus Life Insurance Company                 CL 75 0101
Separate Account 1,                             CL 72 9908
Established September 10, 1998                  CL 79 0203
                                                CL 84 0503